                                SECOND AMENDMENT
                                       TO
                             STOCKHOLDERS AGREEMENT

                                OCTOBER 18, 1996

     The undersigned parties to that certain Stockholders Agreement dated as of January 16, 1996 by and among NOW Holdings, Inc. (now, National-Oilwell, Inc.) and its stockholders (the "Stockholders Agreement"), pursuant to Section 8.2 of the Stockholders Agreement, hereby consent to the following amendment to the Stockholders Agreement:

      Section 6.1(h) of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

         "(h)    If a registration pursuant to this Section 6.1 involves an
     Underwritten Offering and the managing underwriter shall advise the Company that, in its judgment, the number of shares proposed to be included in such Offering should be limited due to market conditions, then the Company will promptly so advise each holder of Registerable Securities that has requested registration, and the Company Securities, if any, shall first be excluded from such Offering to the extent necessary to meet such limitation; and if further exclusions are necessary to meet such limitation, the shares shall be excluded on a pro rata basis among all Registerable Securities requested to be registered pursuant to Section 6.1(a)(i) and 6.1(a)(ii)."

     IN WITNESS WHEREOF, each of the parties hereto has caused this Consent and Amendment to be executed as of October 18, 1996 by their respective officers thereunto duly authorized.

                                        NATIONAL-OILWELL, INC.

                                        By:________________________
                                           Joel V. Staff
                                           President

                                        DPI OIL SERVICE PARTNERS
                                        LIMITED PARTNERSHIP

                                        By:  Inverness/Phoenix LLC
                                             Managing General Partner

                                             By:_____________________
                                                W.McComb Dunwoody
                                                President

                                        DPI PARTNERS II

                                        By:_______________________
                                           W. McComb Dunwoody
                                           Managing Partner

                                        GENERAL ELECTRIC
                                        CAPITAL CORPORATION

                                        By:_______________________
                                           Name:
                                           Title:  Authorized Signature

                                        FIRST RESERVE FUND V,
                                        LIMITED PARTNERSHIP

                                        By:  First Reserve Corporation,
                                                as Managing General Partner

                                        By:________________________
                                           Bruce Rothstein
                                           Vice President

                                        FIRST RESERVE FUND V-2,
                                        LIMITED PARTNERSHIP

                                        By:  First Reserve Corporation,
                                                as Managing General Partner

                                        By:________________________
                                           Bruce Rothstein
                                           Vice President

                                        FIRST RESERVE FUND VI,
                                        LIMITED PARTNERSHIP

                                        By:  First Reserve Corporation,
                                                as Managing General Partner

                                        By:________________________
                                           Bruce Rothstein
                                           Vice President